UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 11, 2019 (December 5, 2019)

AIM IMMUNOTECH INC.

(Exact name of registrant as specified in its charter)

Delaware	001 - 27072	52-0845822
(state or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2117 SW Highway 484, Ocala FL	34473
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (352) 448-7797

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AIM	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

On December 5, 2019, we entered into a Note Purchase Agreement (the “Purchase Agreement”) with Atlas Sciences, LLC (the “Lender”), pursuant to which we issued a Secured Promissory Note (the “Note”) to the Lender. The Note has an original principal amount of $2,175,625, bears interest at a rate of 10% per annum and will mature in 24 months, unless earlier paid in accordance with its terms. If we were to prepay all or any portion of the amount owed with in the first 12 months, the outstanding balance would be reduced by an amount equal to the amount we prepay divided by 80%. By way of example, if we were to prepay $100,000, we will receive a $125,000 reduction of the outstanding balance. We received proceeds of $1,650,000 after an original issue discount and payment of Lender’s legal fees. Pursuant to a Security Agreement between us and the Lender (the “Security Agreement”), repayment of the Note is secured by substantially all of our assets other than its intellectual property.

We utilized $1,610,013 of the net proceeds from the Note to pay off in full our obligation to Iliad Research and Trading, L.P. pursuant to the Secured Convertible Promissory Note dated September 28, 2018 issued by us in favor of Iliad.

We have filed herewith as Exhibits 10.1, 10.2 and 10.3, the Purchase Agreement, Note and Security Agreement, which are incorporated herein by reference, and the foregoing descriptions of the Purchase Agreement, Note and Security Agreement are qualified in their entirety by reference thereto.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.
10.1	December 5, 2019 Note Purchase Agreement between the Company and Atlas Sciences, LLC.
10.2	December 5, 2019 Secured Promissory Note from the Company to Atlas Sciences, LLC.
10.3	December 5, 2019 Security Agreement between the Company and Atlas Sciences, LLC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIM ImmunoTech Inc.

December 11, 2019	By:	/s/ Thomas K. Equels
Thomas K. Equels, CEO

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